UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 16, 2018

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall, Suite 1800 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)

Registrant’s telephone number, including area code:   (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                      ❑

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2018, Legacy Reserves LP (the “Partnership”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the Exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as specifically identified therein as being incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of James Daniel Westcott as President and Chief Financial Officer

On February 16, 2018, the Board of Directors (“Board”) of Legacy Reserves GP, LLC, the general partner (the “General Partner”) of the Partnership, appointed James Daniel Westcott, age 37, as President and Chief Financial Officer, effective March 1, 2018. Mr. Westcott previously served as Executive Vice President and Chief Financial Officer. Also effective March 1, 2018, Paul T. Horne, resigned as President, but will remain in his current role as Chairman and Chief Executive Officer.

Effective with his new role, Mr. Westcott’s annual salary will be increased to $500,000. The target levels pertaining to Mr. Westcott’s cash and equity-based incentive compensation will remain unchanged.

Mr. Westcott was previously appointed Executive Vice President and Chief Financial Officer of the General Partner effective September 24, 2012. From July 2006 to his appointment at the General Partner, Mr. Westcott served in various capacities including Principal at GSO Capital Partners LP, a division of The Blackstone Group L.P., where he was involved in the sourcing, structuring, evaluation and management of debt and equity investments for public and private companies in the energy and power industries. From August 2004 to July 2006, Mr. Westcott worked as an investment banker at J.P. Morgan’s Global Energy Group. Mr. Westcott received a Bachelor of Arts and a Master of Science from Stanford University.

Mr. Westcott does not have a family relationship with any director or executive officer of the Partnership or General Partner. There have been no transactions, nor are there any currently proposed transactions, to which the Partnership has been or will be a party and in which Mr. Westcott has had or will have a direct or indirect material interest other than his employment-related agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 21, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP

Date: February 21, 2018	By:	/s/ Dan G. LeRoy
Dan G. LeRoy
Vice President, General Counsel and Secretary